UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 12, 2003


                            THE PENN TRAFFIC COMPANY
             (Exact name of registrant as specified in its charter)




 Delaware                             1-9930                     25-0716800
(State or other jurisdiction       (Commission                (I.R.S. Employer
 of incorporation)                 File Number)              Identification No.)


                  1200 State Fair Boulevard, Syracuse, New York
                    (Address of principal executive offices)

                                   13221-4737
                                   (zip code)

                                 (315) 453-7284
              (Registrant's telephone number, including area code)



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EXPLANATORY NOTE

         On May 13, 2003, The Penn Traffic Company filed a Current Report on Form 8-K (the "Original Filing") reporting, among other things, that it had entered into an amendment to its Credit Facility (the "May Bank Amendment"). The Company inadvertently included an incorrect version of the May Bank Amendment as
Exhibit 99.2 to the Original Filing. The Company is filing this amendment to its Original Filing in order to include the correct May Bank Amendment as Exhibit
99.2 to the Current Report on Form 8-K. The correct May Bank Amendment modifies and replaces certain definitions contained in Section 2.01 thereof (particularly, it replaces the definition of "Business Operations and Valuation Consultant" with a definition of "Operations Consultant" and "Valuation Firm" and makes conforming changes throughout, and amends the definition of "Valuation Reserve"). The correct May Bank Amendment also modifies Section 7.14 thereof ("Consultants"). In all other respects the Original Filing remains unchanged.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The press release dated May 12, 2002 is attached as Exhibit 99.1 to this report.*

         Amendment No. 5 to the Revolving Credit and Term Loan Agreement (the May Bank Amendment) among the Company, certain of its subsidiaries, Fleet Capital Corporation and the lenders party thereto is attached as
         Exhibit 99.2 to this report.

         Letter agreement dated May 12, 2003 (the Letter Agreement) among the Company, certain of its subsidiaries, Fleet Capital Corporation and the lenders party thereto is attached as Exhibit 99.3 to this report.*


*  Previously filed.

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

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 14, 2003


                                       THE PENN TRAFFIC COMPANY



                                       By:  /s/  Martin A. Fox
                                           -------------------------------------
                                           Name:    Martin A. Fox
                                           Title:   Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT LIST

         EXHIBIT           DESCRIPTION
         -------           -----------

            99.1           The press release dated May 12, 2002 is attached as
                           Exhibit 99.1 to this report.*

            99.2 Amendment No. 5 to the Revolving Credit and Term Loan Agreement (the May Bank Amendment) among the Company, certain of its subsidiaries, Fleet Capital Corporation and the lenders party thereto is attached as Exhibit 99.2 to this report.

            99.3 Letter agreement dated May 12, 2003 (the Letter Agreement) among the Company, certain of its subsidiaries, Fleet Capital Corporation and the lenders party thereto is attached as Exhibit 99.3 to this report.*


*  Previously filed.